UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d)

OF THE SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported): April 8, 2019

NUANCE COMMUNICATIONS, INC.

(Exact name of registrant as specified in its charter)

Delaware	00-27038	94-3156479
(State or other jurisdiction of incorporation)	(Commission File No.)	(IRS Employer Identification No.)

1 Wayside Road Burlington, Massachusetts	01803
(Address of principal executive offices)	(Zip Code)

(781) 565-5000

(Registrant’s telephone number, including area code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company   ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.  ☐

Item 5.02.	Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers

On April 8, 2019, Nuance Communications, Inc. (the “Company”), announced the appointment of Robert Dahdah as the Company’s Executive Vice President and Chief Revenue Officer, effective April 15, 2019.

Mr. Dahdah, 51 years old, has nearly 30 years of experience in global sales. He joins the Company from Benefitfocus, Inc., a global provider of SaaS-based benefits platforms, where he led the company’s global sales organization as Executive Vice President, Global Sales and Marketing. Prior to joining Benefitfocus in 2017, he was Senior Vice President, Global Sales of Verizon Communications, Inc.’s Verizon Connect business since its acquisition of Fleetmatics Group, PLC in 2016, Senior Vice President, Global Sales of Fleetmatics since 2016, Senior Vice President, Global Sales for Insurance and Risk at Fidelity National Information Services, Inc. (FIS) since 2015 and Senior Vice President, Global Sales at SunGard in 2015 until its acquisition by FIS, and, from 1994-2015, held progressively senior positions at ADP, most recently Senior Vice President Sales, Global Enterprise Solutions International.

The terms of Mr. Dahdah’s offer letter provide for, among other things: (i) a one-time signing bonus of $500,000, of which $200,000 is payable upon the start of employment and $300,000 is payable on the one-year anniversary thereof; (ii) an annual base salary of $485,000; (iii) an annual incentive compensation target of 75% of annual base salary, (iv) a one-time $2.5 million make-whole grant of restricted stock units, (v) an annual long-term incentive compensation target of $1.7 million, and (vi) a lump-sum relocation allowance of $150,000.

Additionally, Mr. Dahdah will be eligible to participate in the benefit programs generally available to employees of the Company.

A copy of the press release relating to Mr. Dahdah’s appointment is filed as Exhibit 99.1 to this Form 8-K.

Item 9.01.	Financial Statements and Exhibits

(d) Exhibits

Exhibit No.	Description

99.1	Press Release dated April 8, 2019

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

NUANCE COMMUNICATIONS, INC.

By:	/s/ Wendy Cassity
Name:	Wendy Cassity
Title:	EVP and Chief Legal Officer

Dated: April 8, 2019